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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2004


                             ARGENT SECURITIES INC.

                  (as depositor under the Pooling and Servicing
                Agreement, dated as of May 1, 2004, providing for
                    the issuance of Asset-Backed Pass-Through
                          Certificates, Series 2004-W8)


                             Argent Securities Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                    333-112237              77-0599834
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA                                              92868
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                Description
-----------          -----------                -----------

1                    5.1, 8.1, 23.1            Opinion re Legality, Consent of
                                               Counsel and Tax Opinion









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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2004


                                 ARGENT SECURITIES INC.


                                 By:   /s/ John P. Grazer
                                      --------------------------------
                                 Name:     John P. Grazer
                                 Title:    CFO



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                                  EXHIBIT INDEX


           Item 601(a) of
Exhibit    Regulation S-K
Number     Exhibit No.                   Description

1          5.1, 8.1, 23.1                Opinion re Legality, Consent of
                                         Counsel and Tax Opinion